UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2023

HARMONIC INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-25826	77-0201147
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)
2590 Orchard Parkway
San Jose, CA 95131
(Address of principal executive offices, including zip code)

(408) 542-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HLIT	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held its 2023 Annual Meeting of Stockholders (the"2023 Annual Meeting") at 9:30 a.m. Pacific Time on Friday, June 23, 2023. The Annual Meeting was a virtual meeting held over the Internet at www.virtualshareholdermeeting.com/HLIT2023. As of April 24, 2023, the record date for the 2023 Annual Meeting, there were 111,355,319 shares of common stock issued and outstanding. A quorum of 100,171,870 shares of common stock was present or represented at the 2023 Annual Meeting. All matters submitted to a vote of the Company’s stockholders at the 2023 Annual Meeting were approved. Those matters were as follows:
1.Stockholders elected seven (7) directors to serve until the earlier of the 2024 Annual Meeting of Stockholders or until their successors are elected and duly qualified.

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Deborah L. Clifford	88,783,382	281,076	76,706	11,030,706
Patrick Gallagher	85,258,343	3,824,172	58,649	11,030,706
Patrick J. Harshman	88,397,605	684,440	59,119	11,030,706
Sophia Kim	88,813,133	251,400	76,631	11,030,706
David Krall	88,174,270	889,836	77,058	11,030,706
Mitzi Reaugh	88,000,247	1,070,260	70,657	11,030,706
Susan G. Swenson	87,005,694	2,056,076	79,394	11,030,706
2.Stockholders approved, on an advisory basis, the compensation of the named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
86,273,732	2,754,803	112,629	11,030,706
3.Stockholders approved an amendment to the Company's 2002 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance thereunder by 650,000 shares.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
88,979,466	123,015	38,683	11,030,706
4.Stockholders ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31,2023.

FOR	AGAINST	ABSTAIN
100,014,020	103,150	54,700

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2023	HARMONIC INC.

	By:	/s/ Timothy C. Chu
Timothy C. Chu
General Counsel, SVP HR and Corporate Secretary

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